UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2021

PHUNWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37862	30-1205798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Shoal Creek Blvd, Suite 230-S, Austin, Texas	78757
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 693-4199

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The NASDAQ Capital Market
Warrants to purchase one share of Common Stock	PHUNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Randall Crowder, Chief Operating Officer of Phunware, Inc. (the "Company"), will present a slide presentation attached hereto as Exhibit 99.1, at the Benzinga Global Small Cap Conference on Thursday, October 28, 2021 at 2:20 P.M. Eastern Time. The webcast may be accessible on the Internet at https://www.benzinga.com/events/small-cap/october-2021-global/october-28/. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.
The link to the webcast website above is provided for informational purposes only and we make no representation regarding said website, the information thereon, or any links accessible therefrom, and do not desire to incorporate any of the information on, or accessible through, such website into this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933 (the "Securities Act"), as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.
This Current Report on Form 8-K and presentation attached hereto as Exhibit 99.1 include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report and Exhibit 99.1, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents the Company files with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to our filings on Form 10-K, Form 10-Q, Form 8-K, registration statements and prospectuses thereto. The forward-looking statements contained in Exhibits 99.1 are made as of the date of the presentation. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.
Item 8.01 Other Events.
As previously disclosed, the Company entered into an At Market Issuance Sales Agreement dated April 7, 2021 (the “Sales Agreement”) with B. Riley Securities, Inc. (“B. Riley”), pursuant to which the Company may offer and sell, from time to time, shares of our common stock, par value $0.0001 per share, through or to B. Riley, as agent or principal.

Sales of shares of common stock under the Sales Agreement have been and will be made pursuant to the Company’s registration statement on Form S-3, as amended (File No. 333-252694), which was declared effective by the SEC on February 11, 2021, a related Prospectus Supplement filed with the SEC on April 7, 2021, for an aggregate offering price of up to $25,000,000 and an additional Prospectus Supplement filed with the SEC on October 26, 2021, for an aggregate offering price of up to $48,537,500.

Additional information with respect to the Sales Agreement is available under “Item 1.01 Entry Into a Material Definitive Agreement” in the Company’s Current Report on Form 8-K filed on April 7, 2021 and is incorporated herein by reference. The description of the Sales Agreement presented here does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 7, 2021. The opinion of the Company’s counsel regarding the validity of the shares that will be issued pursuant to the Sales Agreement under the Prospectus Supplement filed with the SEC on October 26, 2021 is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under the Sales Agreement, nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
5.1	Opinion of Winstead PC.
10.1
At Market Issuance Sales Agreement, by and between Phunware, Inc. and B. Riley Securities, Inc., dated April 7, 2021. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 7, 2021).

23.1	Consent of Winstead PC (included in Exhibit 5.1).
99.1*	Phunware, Inc. Presentation
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2021	Phunware, Inc.

	By:	/s/ Matt Aune
Matt Aune Chief Financial Officer